UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   April 18, 2000



                    CLEMENTS GOLDEN PHOENIX ENTERPRISES, INC.
        -----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


               Florida                 0-27137               65-0509296
-----------------------------       -------------        -------------------
(State or other jurisdiction        (Commission          (IRS Employer
   of incorporation)                  file number)         Identification No.)


3135 S.W. Mapp Road
P.O. Box 268, Palm City, FL                                     34991
----------------------------------------                   -----------------
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:  (561) 287-5958


Copy of Communications to:
                                 Mintmire & Associates
                                 265 Sunrise Avenue
                                 Suite 204
                                 Palm Beach, FL 33480
                                 (561) 832-5696





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ITEM 8.           CHANGE IN FISCAL YEAR.

         On April 14, 2000 the Company filed a Form 10QSB-NT. Since that time, on April 18, 2000, the Board of Directors changed the fiscal year end of both the Company and its subsidiary to March 31. This action will create no "gap" in accounting disclosure to the SEC nor to the public as a result of the Company's recent filing of a Form 8K-A on February 28, 2000 containing audited financials for both the Company and its subsidiary; and, proforma consolidated financial statements for the year ended December 31, 1999, assuming the acquisition of the subsidiary had occurred as of January 1, 1999. The Company's next filing shall be on Form 10KSB for the period ending March 31, 2000.

         A copy of the Board Resolutions authorizing the change of fiscal year are filed herewith as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

(c)                        Exhibits

Exhibit       Description
--------      -----------
99.1      *   Board Resolution dated April 18, 2000 authorizing change in fiscal year of the Company to March 31.

99.2      *  Board Resolution dated April 18, 2000 authorizing change in fiscal year of Clements Citrus Sales of Florida, Inc. to March 31.

(* Filed Herewith)

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                     CLEMENTS GOLDEN PHOENIX ENTERPRISES, INC.
                                                   (Registrant)




Date:    April 18, 2000              By: /s/ Joseph Rizzuti
                                       ----------------------------------
                                       Joseph Rizzuti, CFO and Director